Exhibit 32.1

IDEAEDGE, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IdeaEdge, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Collas, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2008	/s/ James Collas
James Collas
Chief Executive Officer